UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2008 (October 7, 2008)

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel	52520
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-9-9602049

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Israel Growth Partners Acquisition Corp. determined, in light of current market uncertainties, to authorize the transfer of the funds being held in the trust account from a money market fund invested primarily in municipal bonds into the Federated Treasury Obligations Fund - Institutional Shares ($33.5 billion in assets as of September 30, 2008), a money market fund invested in U.S. treasury and treasury repurchase agreements. The fund is held in a brokerage account at Barclays Capital. The trust fund assets are held in a custodial account at State Street Bank & Trust. The transfer of $55,222,377.61 in trust fund assets was effected at par on October 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2008	ISRAEL GROWTH PARTNERS ACQUISITION CORP. By: /s/ Dror Gad Dror Gad Chief Financial Officer